Supplement to the
Fidelity® U.S.
Government Reserves and Fidelity Cash
Reserves
January 29, 2006
Prospectus


The following information replaces the similar information found in the "Buying and Selling Shares" section on page 11.

Investments in shares of Cash Reserves through the Fidelity GoalPlanner® program may be subject to lower fund minimums. There is no minimum balance or initial or subsequent purchase minimum for investments through Portfolio Advisory ServicesSM , a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, Fidelity health savings accounts, certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts. In addition, each fund may waive or lower purchase minimums in other circumstances.

CAS/FUS-06-02 August 19, 2006
1.712068.116

Supplement to the
Fidelity® U.S. Government Reserves
and Fidelity Cash Reserves
January 29, 2006
Prospectus


The following information replaces the similar information found in the "Buying and Selling Shares" section on page 8.

Investments in shares of Cash Reserves through the Fidelity GoalPlanner® program may be subject to lower fund minimums. There is no minimum balance or initial or subsequent purchase minimum for investments through Portfolio Advisory ServicesSM , a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, Fidelity health savings accounts, certain Fidelity retirement accounts funded through salary deduction, or fund positions opened with the proceeds of distributions from such retirement accounts. In addition, each fund may waive or lower purchase minimums in other circumstances.

CAS/FUS-06-02L August 19, 2006
1.746835.114